Rule 424(b)(3)
F-6 # 333-99779

EFFECTIVE DECEMBER 1, 2003
COCA-COLA HELLENIC
BOTTLING COMPANY S.A.
HAS CHANGED THE PAR
VALUE OF ITS ORDINARY
SHARES FROM 2.50 EUROS
EACH TO 0.50 EUROS EACH.

Exhibit A to Deposit Agreement

No. AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents one (1) deposited Shares)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES
PAR VALUE 0.31 EUROS EACH
OF
COCA-COLA HELLENIC
BOTTLING COMPANY S.A.
(INCORPORATED UNDER THE
LAWS OF THE HELLENIC
REPUBLIC)
The Bank of New York as
depositary (hereinafter called the
"Depositary"), hereby certifies that
                              , or registered
assigns IS THE OWNER OF

AMERICAN DEPOSITARY
SHARES
representing deposited ordinary
shares (herein called "Shares") of
Coca-Cola Hellenic Bottling
Company S.A, incorporated under
the laws of The Hellenic Republic
(herein called the "Company").  At
the date hereof, each American
Depositary Share represents one (1)
Share which is either deposited or
subject to deposit under the deposit
agreement at the Athens, Greece
office of National Bank of Greece
(herein called the "Custodian").  The
Depositary's Corporate Trust Office
is located at a different address than
its principal executive office.  Its
Corporate Trust Office is located at
101 Barclay Street, New York, N.Y.
10286, and its principal executive
office is located at One Wall Street,
New York, N.Y. 10286.
THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1.	THE DEPOSIT
AGREEMENT.
This American Depositary
Receipt is one of an issue (herein
called "Receipts"), all issued and to
be issued upon the terms and
conditions set forth in the deposit
agreement, dated as of October 9,
2002, (herein called the "Deposit
Agreement"), by and among the
Company, the Depositary, and all
Owners and Beneficial Owners from
time to time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to become
a party thereto and become bound by
all the terms and conditions thereof.
The Deposit Agreement sets forth the
rights of Owners and Beneficial
Owners of the Receipts and the
rights and duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash from
time to time received in respect of
such Shares and held thereunder
(such Shares, securities, property,
and cash are herein called "Deposited
Securities").  Copies of the Deposit
Agreement are on file at the
Depositary's Corporate Trust Office
in New York City and at the office of
the Custodian.
The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made. Capitalized terms not
defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.
Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement or applicable law
or regulation, the Owner hereof is
entitled to delivery, to him or upon
his order, of the amount of Deposited
Securities at the time represented by
the American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) Shares to, or upon the
written order of, the person(s)
designated in the order delivered to
the Depositary for such purpose and
(b) any other securities, property and
cash to which such Owner is then
entitled in respect of such Receipts to
such Owner or as ordered by him.
The Depositary shall not accept a
Receipt for surrender to the extent it
evidences American Depositary
Shares representing a fraction of a
Share.  To that extent, the Depositary
shall, at its discretion, either (i)
execute and deliver a Receipt
evidencing American Depositary
Shares representing that fraction, or
(ii) sell or cause to be sold the
fractional Share and remit the
proceeds of such sale (net of (a)
applicable fees and charges of, and
expenses incurred by, the Depositary
and (b) taxes withheld) to the person
surrendering the Receipt. Such
delivery will be made at the option of
the Owner hereof, either at the office
of the Custodian or at the Corporate
Trust Office of the Depositary,
provided that the forwarding of
certificates for Shares or other
Deposited Securities for such
delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof. Notwithstanding any other
provision of the Deposit Agreement
or this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may not be
suspended subject only to (i)
temporary delays caused by closing
the transfer books of the Depositary
or, if applicable, the Company or the
deposit of Shares in connection with
voting at a shareholders' meeting, or
the payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any laws or governmental regulations
relating to the Receipts or to the
withdrawal of the Deposited
Securities, and (iv) any other
circumstances specifically
contemplated by Section I.A(1) of
the General Instructions to the Form
F-6 Registration Statement, as
amended from time to time, under
the Securities Act.
3.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS OF
RECEIPTS.
The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney,
upon surrender of this Receipt
properly endorsed for transfer or
accompanied by proper instruments
of transfer and funds sufficient to pay
any applicable transfer taxes and the
expenses of the Depositary and upon
compliance with such regulations, if
any, as the Depositary may establish
for such purpose.  This Receipt may
be split into other such Receipts, or
may be combined with other such
Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require payment from the depositor
of Shares or the presenter of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such
tax or charge and fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in this
Receipt, may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with any regulations the
Depositary may establish consistent
with the provisions of the Deposit
Agreement or this Receipt.
The delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of outstanding
Receipts generally may be
suspended, during any period when
the transfer books of the Depositary
are closed, or if any such action is
deemed necessary or advisable by the
Depositary or the Company at any
time or from time to time because of
any requirement of law or of any
government or governmental body or
commission, or under any provision
of the Deposit Agreement or this
Receipt, or for any other reason,
subject to Article (22) hereof.
Without limitation of the foregoing,
the Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares required to be
registered under the provisions of the
Securities Act, unless a registration
statement is in effect as to such
Shares.
The Depositary will comply
with written instructions of the
Company not to accept for deposit
hereunder any Shares identified in
such instructions at such times and
under such circumstances as may
reasonably be specified in such
instructions in order to facilitate the
Company's compliance with the
securities laws of the United States,
Greece or any other jurisdiction.
4.	LIABILITY OF OWNER
FOR TAXES.
If any tax or other
governmental charge shall become
payable by the Custodian or the
Depositary with respect to any
Receipt or any Deposited Securities
represented by any American
Depositary Shares evidenced by such
Receipt, such tax or other
governmental charge shall be
payable by the Owner of such
Receipt to the Depositary.  The
Depositary may refuse to effect any
transfer of such Receipt or any
withdrawal of Deposited Securities
represented by American Depositary
Shares evidenced by such Receipt
until such payment in full is made,
and the Depositary may withhold any
dividends or other distributions, or
may sell for the account of the
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by such Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner of such Receipt shall remain
liable for any deficiency.
5.	WARRANTIES OF
DEPOSITORS.
Each person depositing
Shares under the Deposit Agreement
shall be deemed thereby to represent
and warrant that (i) such Shares are
duly authorized, validly issued, fully
paid, nonassessable and legally
obtained by such person, (ii) all
pre-emptive (and similar) rights, if
any, with respect to such Shares have
been validly waived or exercised,
(iii) the person making such deposit
is duly authorized so to do and (iv)
the Shares presented for deposit are
free and clear of any lien,
encumbrance, security interest,
charge, mortgage or adverse claim,
and are not, and American
Depositary Shares representing those
Shares would not be, Restricted
Securities and the Shares presented
for deposit have not been stripped of
any rights or entitlements.  Such
representations and warranties shall
survive the deposit and withdrawal
of Shares, the delivery or surrender
of Receipt(s) evidencing American
Depositary Shares representing such
Shares and the transfer of Receipts
evidencing such American
Depositary Shares.  If any such
representations or warranties are
false in any way, the Company and
the Depositary shall be authorized, at
the cost and expense of the person
depositing Shares, to take any and all
actions necessary to correct the
consequences thereof.
6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
Any person presenting Shares
for deposit or any Owner or
Beneficial Owners of a Receipt may
be required from time to time to file
with the Depositary or the Custodian
such proof of citizenship or
residence, exchange control
approval, or such information
relating to the registration on the
books of the Company, if applicable,
to execute such certificates and to
make such representations and
warranties, as the Depositary may
deem necessary or proper or as the
Company may reasonably require by
written request to the Depositary.
The Depositary may withhold the
delivery or registration of transfer of
any Receipt or the distribution of any
dividend or sale or distribution of
rights or of the proceeds thereof or
the delivery of any Deposited
Securities until such proof or other
information is filed or such
certificates are executed or such
representations and warranties made
or such other documentation or
information provided, in each case to
the Depositary's satisfaction. The
Depositary shall provide the
Company, as promptly as
practicable, at the Company's
reasonable written request and at the
Company's expense, copies of
(i) any such proofs of citizenship or
residence, taxpayer status, or
exchange control approval which it
receives from Owners, and (ii) any
other information or documents
which the Company may reasonably
request and which the Depositary
shall request and receive from any
Owner or any person presenting
Shares for deposit or ADSs for
cancellation and withdrawal.  Each
Owner agrees to provide any
information requested by the
Company or the Depositary pursuant
to Section 3.1 of the Deposit
Agreement.  No Share shall be
accepted for deposit unless
accompanied by evidence (which
may be an opinion of counsel)
reasonably satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body in Greece which
is then performing the function of the
regulation of currency exchange.
7.	CHARGES OF
DEPOSITARY.
The Company agrees to pay
the fees, reasonable expenses and
out-of-pocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian are for the sole account of
the Depositary.
The following charges shall
be incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued (including,
without limitation, issuance pursuant
to a stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited Securities or a
distribution of Receipts pursuant to
Section 4.3 of the Deposit
Agreement), or by Owners, as
applicable:  (1) taxes and other
governmental charges, (2) such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
any central securities depositary
(including, but not limited to the
CSD) and applicable to transfers of
Shares to or from the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the Deposit Agreement,
(3) such cable, telex and facsimile
transmission expenses as are
expressly provided in the Deposit
Agreement, (4) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.5 of the
Deposit Agreement, (5) a fee of
$5.00 or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Section 2.3, 4.3 or 4.4 of the Deposit
Agreement and the surrender of
Receipts pursuant to Section 2.5 or
6.2 of the Deposit Agreement, (6) a
fee of $.02 or less per American
Depositary Share (or portion thereof)
for any cash distribution made
pursuant to the Deposit Agreement,
including, but not limited to Sections
4.1 through 4.4 of the Deposit
Agreement, (7) a fee for the
distribution of securities pursuant to
Section 4.2 of the Deposit
Agreement, such fee being in an
amount equal to the fee for the
execution and delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such
securities (for purposes of this
clause 7 treating all such securities as
if they were Shares) but which
securities are instead distributed by
the Depositary to Owners, (8) a fee
of $.02 or less per American
Depositary Share (or portion
thereof)for depositary services,
which will accrue on the last day of
each calendar year and which will be
payable as provided in clause (9)
below; provided, however, that no
fee will be assessed under this clause
(8) to the extent that a fee of $.02
was charged pursuant to clause (6)
above during that calendar year and
(9) any other charge payable by the
Depositary, any of the Depositary's
agents, including the Custodian, or
the agents of the Depositary's agents
in connection with the servicing of
Shares or other Deposited Securities
(which charge shall be assessed
against Owners as of the date or
dates set by the Depositary in
accordance with Section 4.6 of the
Deposit Agreement and shall be
payable at the sole discretion of the
Depositary by billing such Owners
for such charge or by deducting such
charge from one or more cash
dividends or other cash
distributions).
The Depositary, subject to
Section 2.9 of the Deposit
Agreement, may own and deal in any
class of securities of the Company
and its affiliates and in Receipts.
8.	PRE-RELEASE OF
RECEIPTS.
Unless requested in writing
by the Company to cease doing so,
the Depositary may, notwithstanding
Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.2 of the
Deposit Agreement ("Pre-Release").
The Depositary may, pursuant to
Section 2.5 of the Deposit
Agreement, deliver Shares upon the
receipt and cancellation of Receipts
which have been Pre-Released,
whether or not such cancellation is
prior to the termination of such
Pre-Release or the Depositary knows
that such Receipt has been
Pre-Released.  The Depositary may
receive Receipts in lieu of Shares  in
satisfaction of a Pre-Release.  Each
Pre-Release will be (a) preceded or
accompanied by a written
representation and agreement from
the person to whom Receipts are to
be delivered (the "Pre-Releasee")
that the Pre-Releasee, or its
customer, (i) owns the Shares or
Receipts to be remitted, as the case
may be, (ii) assigns all beneficial
rights, title and interest in such
Shares or Receipts, as the case may
be, to the Depositary in its capacity
as such and for the benefit of the
Owners, and (iii) will not take any
action with respect to such Shares or
Receipts, as the case may be, that is
inconsistent with the transfer of
beneficial ownership (including,
without the consent of the
Depositary, disposing of such Shares
or Receipts, as the case may be),
other than in satisfaction of such
Pre-Release, (b) at all times fully
collateralized with cash, U.S.
government securities or such other
collateral as the Depositary
determines, in good faith, will
provide substantially similar liquidity
and security, (c) terminable by the
Depositary on not more than five (5)
business days notice, and (d) subject
to such further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of Shares
not deposited but represented by
American Depositary Shares
outstanding at any time as a result of
Pre-Releases will not normally
exceed thirty percent (30%) of the
Shares deposited hereunder;
provided, however, that the
Depositary reserves the right to
disregard such limit from time to
time as it deems reasonably
appropriate, and may, with the prior
written consent of the Company,
change such limit for purposes of
general application.  The Depositary
will also set Dollar limits with
respect to Pre-Release transactions to
be entered into hereunder with any
particular Pre-Releasee on a
case-by-case basis as the Depositary
deems appropriate.  For purposes of
enabling the Depositary to fulfill its
obligations to the Owners under the
Deposit Agreement, the collateral
referred to in clause (b) above shall
be held by the Depositary as security
for the performance of the
Pre-Releasee's obligations to the
Depositary in connection with a
Pre-Release transaction, including
the Pre-Releasee's obligation to
deliver Shares or Receipts upon
termination of a Pre-Release
transaction (and shall not, for the
avoidance of doubt, constitute
Deposited Securities hereunder).
The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO RECEIPTS.
It is a condition of this
Receipt and every successive holder
and Owner of this Receipt by
accepting or holding the same
consents and agrees, that title to this
Receipt when properly endorsed or
accompanied by proper instruments
of transfer, is transferable by delivery
with the same effect as in the case of
a negotiable instrument; provided,
however, that the Depositary,
notwithstanding any notice to the
contrary, may treat the person in
whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of determining
the person entitled to distribution of
dividends or other distributions or to
any notice provided for in the
Deposit Agreement and for all other
purposes and the Depositary shall
have no obligation and shall not be
subject to any liability under the
Deposit Agreement to any holder of
a Receipt unless such holder is the
Owner thereof.
10.	VALIDITY OF RECEIPT.

This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a Registrar for the
Receipts shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the Registrar.
11.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
The Company is subject to
the periodic reporting requirements
of the Securities Exchange Act of
1934 and, accordingly, files certain
reports with the Securities and
Exchange Commission (hereinafter
called the "Commission").
Such reports and
communications will be available for
inspection and copying at the public
reference facilities maintained by the
Commission located at 450 Fifth
Street, N.W., Washington, D.C.
20549 and at the Commission's New
York City office, currently located at
233 Broadway, New York, New
York 10279.
The Depositary will make
available for inspection by Owners
of Receipts at its Corporate Trust
Office any reports and
communications, including any
proxy soliciting material, received
from the Company which are both
(a) received by the Depositary as the
holder of the Deposited Securities
and (b) made generally available to
the holders of such Deposited
Securities by the Company.  The
Depositary shall also, upon written
request, send to the Owners of
Receipts copies of such reports
furnished by the Company pursuant
to the Deposit Agreement.  Any such
reports and communications,
including any such proxy soliciting
material, furnished to the Depositary
by the Company shall be furnished in
English.
The Depositary shall keep
books at its Corporate Trust Office
for the registration of Receipts and
transfers of Receipts which at all
reasonable times shall be open for
inspection by the Company and the
Owners of Receipts, provided that
such inspection shall not be for the
purpose of communicating with
Owners of Receipts in the interest of
a business or object other than the
business of the Company or a matter
related to the Deposit Agreement or
the Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary
shall receive any cash dividend or
other cash distribution on any
Deposited Securities, the Depositary
shall, if at the time of receipt thereof
any amounts received in a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
dollars transferable to the United
States, and subject to the Deposit
Agreement, convert, as promptly as
practicable, such dividend or
distribution into Dollars and shall
distribute, as promptly as practicable,
the amount thus received (net of the
fees and expenses of the Depositary
as provided in the Deposit
Agreement, if applicable) to the
Owners of Receipts entitled thereto,
provided, however, that in the event
that the Company or the Depositary
shall be required to withhold and
does withhold from such cash
dividend or such other cash
distribution in respect of any
Deposited Securities an amount on
account of taxes, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.
Subject to the provisions of
Section 4.11 and Section 5.9 of the
Deposit Agreement, whenever the
Company determines to distribute to
the holders of Deposited Securities
property other than cash, shares or
rights, the Company will give timely
notice to the Depositary.  Upon
receipt of a distribution covered by
the preceding sentence, the
Depositary shall, after consultation
with the Company, cause the
securities or property received by it
to be distributed to the Owners
entitled thereto, after deduction or
upon payment of any fees and
expenses of the Depositary or any
taxes or other governmental charges,
in any manner that the Depositary
may deem equitable and practicable
for accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners of
Receipts entitled thereto, or if for any
other reason the Depositary
reasonably deems such distribution
not to be feasible, the Depositary
may, after consultation with the
Company, adopt such method as it
may deem equitable, practicable and
lawful for the purpose of effecting
such distribution, including, but not
limited to, the public or private sale
of the securities or property thus
received, or any part thereof, and the
net proceeds of any such sale (net of
the fees of the Depositary as
provided in Section 5.9 of the
Deposit Agreement) shall be
distributed by the Depositary to the
Owners of Receipts entitled thereto
as in the case of a distribution
received in cash. No distribution to
Owners pursuant to Section 4.2 of
the Deposit Agreement shall be
unreasonably delayed by any action
of the Depositary or any of its agents.
The Depositary may withhold any
distribution of securities under
Section 4.2 of the Deposit
Agreement unless it has received
satisfactory assurances that the
distribution that the distribution does
not require registration under the
Securities Act or is exempt from
registration under the provisions of
such Act.
If any distribution upon any
Deposited Securities consists of a
dividend in, or free distribution of,
Shares, the Depositary may, after
consultation with the Company, and
shall if the Company shall so request,
distribute as promptly as practicable
to the Owners of outstanding
Receipts entitled thereto, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them respectively,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution, subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement, the payment of
fees of the Depositary as provided in
Section 5.9 of the Deposit
Agreement, and any applicable U.S.
securities laws.  In lieu of delivering
Receipts for fractional American
Depositary Shares in any such case,
the Depositary shall sell the amount
of Shares represented by the
aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
set forth in the Deposit Agreement.
No distribution to Owners pursuant
to Section 4.3 of the Deposit
Agreement shall be unreasonably
delayed by any action of the
Depositary or any of its agents.  If
additional Receipts are not so
distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or
other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner as the Depositary
deems necessary, practicable and
lawful to pay any such taxes or
charges and the Depositary shall
distribute the net proceeds of any
such sale after deduction of such
taxes or charges to the Owners of
Receipts entitled thereto.
13.	CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary or
the Custodian shall receive foreign
currency, by way of dividends or
other distributions or the net
proceeds from the sale of securities,
property or rights, and if at the time
of the receipt thereof the foreign
currency so received can in the
judgment of the Depositary be
converted on a reasonable basis into
Dollars and the resulting Dollars
transferred to the United States, the
Depositary shall convert or cause to
be converted, as promptly as
practicable, by sale or in any other
manner that it may determine in
accordance with applicable law, such
foreign currency into Dollars, and
such Dollars shall be distributed to
the Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars, then to the holders of such
warrants and/or instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions, the
date of delivery of any Receipt or
otherwise and shall be net of any
expenses of conversion into Dollars
incurred by the Depositary as
provided in Section 5.9 of the
Deposit Agreement.
If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any, as it
may reasonably deem desirable or
necessary.
If at any time the Depositary
shall determine that in its judgment
any foreign currency received by the
Depositary or the Custodian is not
convertible on a reasonable basis in
whole or in part into Dollars
transferable to the United States, or if
any approval or license of any
government or agency thereof which
is required for such conversion is
denied or in the reasonable opinion
of the Depositary is not obtainable,
or if any such approval or license is
not obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign currency (or an
appropriate document evidencing the
right to receive such foreign
currency) received by the Depositary
to, or in its discretion may hold such
foreign currency uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled to receive the same.
If any such conversion of
foreign currency, in whole or in part,
cannot be effected for distribution to
some of the Owners entitled thereto,
the Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the foreign currency
received by the Depositary to, or
hold such balance uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled thereto.
14.	RIGHTS.
In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Company will give timely notice
thereof to the Depositary prior to the
proposed distribution stating whether
or not it wishes such rights to be
made available to Owners.  Upon
receipt by the Depositary of a notice
that the Company wishes such rights
to be made available to the Owners,
the Company and the Depositary will
consult to the extent practicable to
determine the procedure to be
followed in making such rights
available to any Owners or in
disposing of such rights on behalf of
any Owners and making the net
proceeds available to such Owners
or, if by the terms of such rights
offering or for any other reason, the
Depositary may not either make such
rights available to any Owners or
dispose of such rights and make the
net proceeds available to such
Owners, then the Depositary shall
allow the rights to lapse.  If at the
time of the offering of any rights the
Depositary determines in its
discretion that it is lawful and
feasible to make such rights available
to all Owners or to certain Owners
but not to other Owners, the
Depositary may, after consultation
with the Company and subject to the
approval of the Company, which
approval shall not be unreasonably
withheld, distribute to any Owner to
whom it determines the distribution
to be lawful and feasible, in
proportion to the number of
American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.
In circumstances in which
rights would otherwise not be
distributed, if an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner under the Deposit Agreement,
the Depositary will as promptly as
practicable make such rights
available to such Owner upon written
notice from the Company to the
Depositary that (a) the Company has
elected in its sole discretion to permit
such rights to be exercised and
warrants or other instruments to be
distributed and (b) such Owner has
executed such documents as the
Company has determined in its sole
discretion are reasonably required
under applicable law.
If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary from such Owner to
exercise such rights, upon payment
by such Owner to the Depositary for
the account of such Owner of an
amount equal to the purchase price
of the Shares to be received upon the
exercise of the rights, and upon
payment of the fees and expenses of
the Depositary and any other charges
as set forth in such warrants or other
instruments, the Depositary shall, on
behalf of such Owner, exercise the
rights and purchase the Shares.
Thereafter, the Company shall cause
the Shares so purchased to be
delivered to the Depositary on behalf
of such Owner.  As agent for such
Owner, the Depositary will cause the
Shares so purchased to be deposited
pursuant to Section 2.2 of the
Deposit Agreement, and shall,
pursuant to Section 2.3 of the
Deposit Agreement, execute and
deliver Receipts to such Owner.  In
the case of a distribution pursuant to
the second paragraph of this Article,
such Receipts shall be legended in
accordance with applicable U.S.
laws, and shall be subject to the
appropriate restrictions on sale,
deposit, cancellation, and transfer
under such laws.
If the Depositary determines
in its discretion that it is not lawful
and feasible to make such rights
available to all or certain Owners,
but that it is lawful and feasible to
sell those rights, after consultation
with the Company and subject to the
approval of the Company, which
approval shall not be unreasonably
withheld, it shall use reasonable
efforts to sell the rights, warrants or
other instruments by public or
private sale in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the
fees and expenses of the Depositary
as provided in Section 5.9 of the
Deposit Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
the Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without
regard to any distinctions among
such Owners because of exchange
restrictions or the date of delivery of
any Receipt or otherwise.  Any such
cash proceeds shall be distributed in
accordance with Section 4.1 of the
Deposit Agreement.
The Depositary will not offer
rights to Owners unless both the
rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act with respect to a distribution to
Owners or are registered under the
provisions of the Securities Act.  If
an Owner of Receipts requests
distribution of warrants or other
instruments, notwithstanding that
there has been no such registration
under the Securities Act, the
Depositary shall not effect such
distribution unless it has received an
opinion, unless waived by the
Depositary, from recognized counsel
in the United States for the Company
upon which the Depositary may rely
that such distribution to such Owner
is exempt from such registration.
The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights available
to Owners in general or any Owner
in particular.
There can be no assurance
that Owners generally, or any Owner
in particular, will be given the
opportunity to receive or exercise
rights on the same terms and
conditions as the holders of Shares or
be able to exercise such rights.
Nothing herein shall obligate the
Company to file any registration
statement in respect of any rights or
Shares or other securities to be
acquired upon the exercise of such
rights.
15.	RECORD DATES.
Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting, solicitation of consents
or proxies of holders of Shares or
other Deposited Securities, the
Depositary shall fix a record date,
which date shall be the same as the
corresponding record date set by the
Company with respect to Shares, if
any or as soon thereafter as
reasonably practicable, (a) for the
determination of the Owners who
shall be (i) entitled to receive such
dividend, distribution or rights or the
net proceeds of the sale thereof or (ii)
entitled to give instructions for the
exercise of voting rights at any such
meeting, to give or withhold such
consents, to receive such notice or
solicitation or to otherwise take
action or (b) on or after which each
American Depositary Share will
represent the changed number of
Shares.
16.	VOTING OF DEPOSITED
SECURITIES.
Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail to the
Owners a notice, the form of which
notice shall be in the sole discretion
of the Depositary, which shall
contain (a) such information as is
contained in such notice of meeting
received by the Depositary from the
Company (or, if requested by the
Company, a summary of such
information provided by the
Company), (b) a statement that the
Owners of American Depositary
Shares as of the close of business on
a specified record date will be
entitled, subject to any applicable
provision of Greek law and of the
Articles of Association, to instruct
the Depositary as to the exercise of
the voting rights, if any, pertaining to
the amount of Shares or other
Deposited Securities represented by
their respective American Depositary
Shares, (c) a statement as to the
manner in which such instructions
may be given, including an express
indication that such instructions may
be given or deemed given in
accordance with the last sentence of
this paragraph if no instruction is
received, to the Depositary to give a
discretionary proxy to a designated
member or members of the Board of
Directors of the Company and (d) a
statement that by instructing the
Depositary as to the exercise of
voting rights with respect to the
Deposited Securities such Owner
will be deemed (i) to authorize the
Depositary to cause the number of
Deposited Securities evidenced by
the number of American Depositary
Shares held by such Owner to be
registered on behalf of such Owner
in a temporary voting account ten
(10) days prior to the date on which
such vote is to occur and
immediately after such vote to
register such Deposited Securities in
the name of the Depositary or the
Custodian or their respective
nominees, and (ii) to authorize the
Company and the Depositary to
make such other arrangements as
they may deem necessary or
advisable consistent with Greek law,
the Articles of Association of the
Company and the terms of the
Deposited Securities to permit the
Depositary to carry out such
instructions, and (iii) to agree not to
transfer, surrender or otherwise
dispose of such Owner's American
Depositary Shares representing such
Deposited Securities until after the
date such vote is to occur.  Upon the
written request of an Owner of a
Receipt on such record date, received
on or before the date established by
the Depositary for such purpose, the
Depositary shall endeavor insofar as
practicable, to vote or cause to be
voted the amount of Deposited
Securities represented by such
Receipt in accordance with the
instructions set forth in such request
and will notify the Company in
advance of its intentions to so vote or
cause to be voted such Deposited
Securities as required to preserve
such voting rights. The Depositary
shall not vote or attempt to exercise
the right to vote that attaches to the
Shares or other Deposited Securities,
other than in accordance with such
instructions or deemed instructions.
If no instructions are received by the
Depositary from any Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owner's Receipts
on or before the date established by
the Depositary for such purpose, the
Depositary shall deem such Owner to
have instructed the Depositary to
give a discretionary proxy to a
designated member or members of
the Board of Directors of the
Company with respect to such
Deposited Securities and the
Depositary shall give a discretionary
proxy to a designated member or
members of the Board of Directors
of the Company to vote such
Deposited Securities, provided, that
no such instruction shall be given
with respect to any matter as to
which the Company informs the
Depositary (and the Company agrees
to provide such information as
promptly as reasonably practicable in
writing) that (x) the Company does
not wish such proxy given, (y)
substantial opposition exists or (z)
such matter materially and adversely
affects the rights of holders of
Shares.
There can be no assurance
that Owners generally or any Owner
in particular will receive the notice
described in the preceding paragraph
sufficiently prior to the Instruction
Date to ensure that the Depositary
will vote the Shares or Deposited
Securities in accordance with the
provisions set forth in the preceding
paragraph.
17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
In circumstances where the
provisions of Section 4.3 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, split-up,
consolidation or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent, in addition to the existing
Deposited Securities, if any, the new
Deposited Securities so received in
exchange or conversion, unless
additional Receipts are delivered
pursuant to the following sentence.
In any such case the Depositary may,
and shall if the Company shall so
request, execute and deliver
additional Receipts as in the case of a
dividend in Shares, or call for the
surrender of outstanding Receipts to
be exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
Neither the Depositary nor
the Company nor any of their
respective directors, employees,
agents or affiliates shall incur any
liability to any Owner or Beneficial
Owner of any Receipt, if by reason
of any provision of any present or
future law or regulation of the United
States or any other country, or of any
governmental or regulatory authority
or stock exchange, or by reason of
any provision, present or future, of
the Articles of Association or the
Deposited Securities, or on account
of possible criminal or civil penalties
or restrain, or by reason of any
provision of any securities issued or
distributed by the Company, or any
offering or distribution thereof, or by
reason of any act of God or war or
terrorism or other circumstances
beyond its control, the Depositary or
the Company, or any of their
respective directors, employees,
agents or affiliates shall be
prevented, delayed or forbidden
from, or be subject to any civil or
criminal penalty on account of, doing
or performing any act or thing which
by the terms of the Deposit
Agreement or the Deposited
Securities it is provided shall be done
or performed; nor shall the
Depositary or the Company or any of
their respective directors, employees,
agents or affiliates incur any liability
to any Owner or Beneficial Owner of
any Receipt by reason of any
non-performance or delay, caused as
aforesaid, in the performance of any
act or thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or performed,
or by reason of any exercise of, or
failure to exercise, any discretion
provided for in the Deposit
Agreement or for any consequential
or punitive damages for any breach
of the terms of the Deposit
Agreement.  Where, by the terms of
a distribution pursuant to Sections
4.1, 4.2, or 4.3 of the Deposit
Agreement, or an offering or
distribution pursuant to Section 4.4
of the Deposit Agreement, or for any
other reason, such distribution or
offering may not be made available
to Owners, and the Depositary may
not dispose of such distribution or
offering on behalf of such Owners
and make the net proceeds available
to such Owners, then the Depositary
shall not make such distribution or
offering, and shall allow any rights,
if applicable, to lapse.
Neither the Company nor the
Depositary nor their respective
agents assumes any obligation or
shall be subject to any liability under
the Deposit Agreement to Owners or
holders of Receipts, except that they
agree to perform their obligations
specifically set forth in the Deposit
Agreement without negligence or
bad faith.  The Depositary shall not
be subject to any liability with
respect to the validity or worth of the
Deposited Securities. Neither the
Depositary nor the Company shall be
under any obligation to appear in,
prosecute or defend any action, suit
or other proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense or liability,
unless indemnity satisfactory to it
against all expense and liability shall
be furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
holder of a Receipt, or any other
person believed by it in good faith to
be competent to give such advice or
information.  The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in connection
with a previous act or omission of
the Depositary or in connection with
any matter arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out of
which such potential liability arises
the Depositary performed its
obligations without negligence or
bad faith while it acted as
Depositary.  The Depositary shall not
be responsible for any failure to carry
out any instructions to vote any of
the Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.
The Company agrees to
indemnify the Depositary, its
directors, employees, agents and
affiliates and any Custodian against,
and hold each of them harmless
from, any liability or expense
(including, but not limited to, the
reasonable fees and expenses of
counsel) that may arise out of any
registration with the Commission of
Receipts, American Depositary
Shares or Deposited Securities or the
offer or sale thereof in the United
States or out of acts performed or
omitted, in accordance with the
provisions of the Deposit Agreement
and of the Receipts, as the same may
be amended, modified or
supplemented from time to time,
(i) by either the Depositary or a
Custodian or their respective
directors, employees, agents and
affiliates, except for any liability or
expense arising out of the negligence
or bad faith of either of them, and
except to the extent that such liability
or expense arises out of information
relating to the Depositary or the
Custodian, as applicable, furnished
in writing to the Company by the
Depositary expressly for use in any
registration statement, proxy
statement, prospectus or preliminary
prospectus relating to the Shares or
misstatements of or omissions from
such information, if provided, or
(ii) by the Company or any of its
directors, employees, agents and
affiliates.
No disclaimer of liability
under the Securities Act of 1933 is
intended by any provision of the
Deposit Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY.
The Depositary may at any
time resign as Depositary under the
Deposit Agreement by written notice
of its election so to do delivered to
the Company, such resignation to
take effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by 90 days
prior written notice of such removal,
which shall become effective upon
the later to occur of the (i) 90th day
after delivery of the notice to the
Depositary or (ii) the appointment of
a successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
Whenever the Depositary in its
discretion determines that it is in the
best interest of the Owners of
Receipts to do so, it may appoint,
upon written notice to the Company
20 days before such appointment
shall take effect, a substitute or
additional custodian or custodians.
20.	AMENDMENT.
The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended or
supplemented by agreement between
the Company and the Depositary
without the consent of Owners and
Beneficial Owners in any respect
which they may deem necessary or
desirable.  Any amendment or
supplement which shall impose or
increase any fees or charges (other
than taxes and other governmental
charges, registration fees, cable, telex
or facsimile transmission costs,
delivery costs or other such
expenses), or which shall otherwise
prejudice any substantial existing
right of Owners of Receipts, shall,
however, not become effective as to
outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner of a Receipt
at the time any amendment so
becomes effective shall be deemed,
by continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor the
Deposited Securities represented
thereby, except in order to comply
with mandatory provisions of
applicable law.
Notwithstanding the
foregoing, if any governmental body
should adopt new laws, rules or
regulations which would require an
amendment of or supplement to the
Deposit Agreement to ensure
compliance therewith, the Company
and the Depositary may amend or
supplement the Deposit Agreement
and Receipts outstanding at any time
in accordance with such changed
laws, rules or regulations.  Such
amendment or supplement to the
Deposit Agreement in such
circumstances shall, if required to
ensure compliance with applicable
law, become effective before a notice
of such amendment or supplement is
given to Owners or within any other
period of time as required for
compliance with such laws, rules or
regulations.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
The Depositary shall at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 30 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding, such termination to be
effective on a date specified in such
notice not less than 30 days after the
date thereof, if at any time 60 days
shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in Section
5.4 of the Deposit Agreement.  On
and after the date of termination, the
Owner of a Receipt will, upon (a)
surrender of such Receipt at the
Corporate Trust Office of the
Depositary, (b) payment of the fee of
the Depositary for the surrender of
Receipts referred to in Section 2.5 of
the Deposit Agreement and (c)
payment of any applicable taxes or
governmental charges, be entitled to
delivery, to him or upon his order, of
the amount of Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt.  If any Receipts shall remain
outstanding after the date of
termination, the Depositary thereafter
shall discontinue the registration of
transfers of Receipts, shall suspend
the distribution of dividends to the
Owners thereof, and shall not give
any further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights and other property as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and without
liability for interest, for the pro rata
benefit of the Owners of Receipts
which have not theretofore been
surrendered, such Owners thereupon
becoming general creditors of the
Depositary with respect to such net
proceeds.  After making such sale,
the Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds and
other cash (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges) and except
for its obligations to the Company
under Section 5.8 of the Deposit
Agreement.  Upon the termination of
the Deposit Agreement, the
Company shall be discharged from
all obligations under the Deposit
Agreement except for its obligations
to the Depositary under Sections 5.8
and 5.9 of the Deposit Agreement.
22.	COMPLIANCE WITH
U.S. SECURITIES LAWS.
Notwithstanding anything in
the Deposit Agreement or this
Receipt to the contrary, the Company
and the Depositary each agrees that it
will not exercise any rights it has
under the Deposit Agreement to
permit the withdrawal or delivery of
Deposited Securities in a manner
which would violate the U.S.
securities laws, including, but not
limited to, Section I.A.(1) of the
General Instructions to the Form F-6
Registration Statement, as amended
from time to time, under the
Securities Act.
23.	SUBMISSION TO
JURISDICTION;
APPOINTMENT OF AGENT
FOR SERVICE OF PROCESS.
The Company hereby
(i) irrevocably designates and
appoints CT Corporation, 111 Eighth
Avenue, New York, NY 10011, in
the State of New York, as the
Company's authorized agent upon
which process may be served in any
suit or proceeding arising out of or
relating to the Shares or Deposited
Securities, the American Depositary
Shares, the Receipts or this
Agreement, (ii) consents and submits
to the jurisdiction of any state or
federal court in the State of New
York in which any such suit or
proceeding may be instituted, and
(iii) agrees that service of process
upon said authorized agent shall be
deemed in every respect effective
service of process upon the Company
in any such suit or proceeding.  The
Company agrees to deliver, upon the
execution and delivery of the Deposit
Agreement, a written acceptance by
such agent of its appointment as such
agent.  The Company further agrees
to take any and all action, including
the filing of any and all such
documents and instruments, as may
be necessary to continue such
designation and appointment in full
force and effect for so long as any
American Depositary Shares or
Receipts remain outstanding or this
Agreement remains in force.  If for
any reason the Agent shall cease to
be available to act as such, the
Company agrees to designate a new
agent in New York on the terms and
for the purposes of this Article 23
reasonably satisfactory to the
Depositary.
The provisions of this Article
23 shall survive any termination of
the Deposit Agreement, in whole or
in part.
24.	COMPLIANCE WITH
INFORMATION
REQUESTS.
Notwithstanding any other
provision of the Deposit Agreement,
each Owner agrees to comply with
requests from the Company pursuant
to Greek or other applicable law, the
rules and requirements of CSD and
any stock exchange on which the
Shares or American Depositary
Shares are, or will be, registered,
traded or listed or the Articles of
Association, which are made to
obtain information, inter alia, as to
the capacity in which such Owner
owns American Depositary Shares
(and Shares as the case may be) and
regarding the identity of any other
person(s) interested in such
American Depositary Shares (and
Shares, as the case may be) and the
nature of such interest and various
other matters, whether or not they are
Owners at the time of such request.
The Depositary agrees to use its
reasonable efforts to forward, upon
the written request of the Company
and at the expense of the Company,
any such written request from the
Company to the Owners and to
forward, as promptly as practicable,
to the Company any such responses
to such requests received by the
Depositary.  If the Company requests
information from the Depositary, the
Custodian or the nominee of either,
as the registered owner of the Shares,
the obligations of the Depositary,
Custodian or such nominee, as the
case may be, shall be limited to
disclosing to the Company the
information contained in the register.

(..continued)



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ExReceipt - 10-9-02